Exhibit 99.1

Capital One Securities 10th Annual Energy Conference

December 10, 2015

Joseph M. Bennett

Executive Vice President and Chief Investor Relations Officer

TIDEWATER 601 Poydras Street, Suite 1500, New Orleans, La. 70130

FORWARD-LOOKING STATEMENTS

In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company notes that certain statements set forth in this presentation provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in a way anticipated or projected by the Company, involve numerous risks and uncertainties that may cause the Company’s actual performance to be materially different from that stated or implied in the forward-looking statement. Among those risks and uncertainties, many of which are beyond the control of the Company, include, without limitation, fluctuations in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; changes in capital spending by customers in the energy industry for offshore exploration, development and production; changing customer demands for different vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; uncertainty of global financial market conditions and difficulty accessing credit or capital; acts of terrorism and piracy; significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation or enforcement of customs or other laws that are not well-developed or consistently enforced, especially in higher political risk countries where we operate; foreign currency fluctuations; labor changes proposed by international conventions; increased regulatory burdens and oversight; and enforcement of laws related to the environment, labor and foreign corrupt practices. Readers should consider all of these risks factors, as well as other information contained in the Company’s form 10-K’s and 10-Q’s.

Phone: 504.568.1010 | Fax: 504.566.4580

Web site address: www.tdw.com

Email: connect@tdw.com

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Strategy and Focus in a Challenged Market, and Results

Providing safe, efficient and compliant operations – TRIR to date this fiscal year is lowest in company history

New fleet comprised of vessels that service all water depths – 222 active vessels at 9/30/15 with 8.2 year average age. Taking special care of stacked vessels.

Geographic diversity – each of four reported geo markets reported vessel operating profit in recent quarters

Staying close to our customers

Prompt, proactive cost-cutting initiatives (“control what we can control”) – from 9/14 quarter, headcount down over 1,200 (15%), vessel opex down 25% and G&A cost down 20% Reducing CapEx – vessel construction commitments reduced by 10 vessels, providing ~$76 million in progress payment refunds and ~$145 million reduced future CapEx (if options are not exercised). Vessel construction program was in wind-down mode prior to oil market collapse.

Maintaining a solid balance sheet (low leverage) and sufficient liquidity to deal with industry uncertainties & seize opportunities when presented—$88 million of cash and $600 million undrawn revolver. 37% net debt to net total book cap and minimal debt maturities until FY2020.

Experienced management team to lead the way

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Safe Operations is Priority #1

Stop Work Obligation

Safety performance is 25% of mgt. incentive comp

0.60

TOTAL RECORDABLE INCIDENT RATES

(per 200,000 Man Hours)

0.50

0.40

0.30

0.20

0.10

0.00

2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

TIDEWATER DOW CHEMICAL CHEVRON EXXON/MOBIL

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4

Plenty Offshore Rigs, but Activity Levels Drive OSV Demand

450

400

Jackups

350 338

Rigs 300

250

Floaters

Working 200 184

150

Rig CIP

100 Jackups 127

Floaters 69

50 Other 9

205

0

11/04 11/05 11/06 11/07 11/08 11/09 11/10 11/11 11/12 11/13 11/14 11/15

Source: IHS-Petrodata

Note: 33 “Other” rigs, along with the Jackups and Floaters, provide a total working rig count of 555 in November 2015.

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Drivers of our Business—“A View at Various Points in a Cycle”

July January November

2008 2011 2015

Working Rigs 603 538 555

Rigs Under

186 118 205

Construction

OSV Global

2,033 2,599 3,394

Population

OSV’s Under

736 367 370

Construction

6.04 (4.98

OSV/Rig Ratio 3.37 4.83 without ~600 old

vessels believed not

available)

Down ~165 rigs from prior peak

How many will be delivered and how many incremental?

Includes ~650 old vessels and hundreds of stacked vessels

How many will be delivered? Over half being built in China.

Source: IHS-Petrodata and Tidewater

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Tidewater’s Active Fleet

As of September 30, 2015

Deepwater vessels Towing Supply/Supply Other vessels

35
30

211 “New” vessels – 7.4 avg yrs

25	11 “Traditional” vessels – 25.0 avg yrs

Vessels(only 2 OSVs)

20

of

er

Numb 15

10
5

0

1970 1975 1980 1985 1990 1995 2000 2005 2010 2015

Year Built

Capital One Securities 10th Annual Energy Conference

7

Geographic Diversity – Active Vessel Count and Vessel Operating Profit (VOP) by Region

(Active vessels as of 9/30/15, VOP for 9/30/15 qtr.)

MENA

42 vessels (19%)

$7.5m VOP

Asia/Pac

21 vessels (10%)

Americas SS Africa/Europe $6.2m VOP

65 vessels (29%) 94 vessels (42%)

$8.8m VOP $3.2m VOP

51 additional Tidewater vessels were stacked as of 9/30/15.

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Staying Close to our Customers – Strong Customer Base

Current Revenue Mix

Approximately 60% of our revenue is derived from drilling support activity and 40% from non-drilling related activity, such as support of production and construction activity

Others

33% Super Majors

34%

NOC’s 33%

Our top 10 customers in Fiscal 2015 (4 Super Majors, 5 NOC’s, and 1 IOC) accounted for 61% of our revenue

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Our Remaining Construction Backlog

Vessels Under Construction

As of September 30, 2015 (excludes vessels under option*) Count

Deepwater PSVs 8

Deepwater AHTSs -

Towing Supply/Supply 1

Other -

Total 9

Estimated delivery schedule – 4 remaining in FY ’16 and 5 in FY ‘17. CAPX of $57m remaining in FY ‘16 and $55m in FY ‘17.

* The Company has options on seven additional vessels under construction. If the options are not exercised, ~$40 million of aggregate installment payments will be refunded to the Company . These 7 option vessels are not included in the table above.

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CapEx is Decreasing from Recent High Levels

$1,000

$800

Amounts in orange in Fiscal 2016 and 2017 include future

expected CAPX on the 9 vessels under construction as of 9/30/15.

$600

$400

$200

$0

2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017

Fiscal Year NOTE: Fiscal 2016 and 2017 estimated CAPX above is exclusive

Fiscal 2014 is exclusive of Troms acquisition of any refunds from possible cancelled vessel construction contracts (see note on previous slide re option vessels)

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Solid Balance Sheet and Financial Flexibility

Our Financial Position Provides Us Strategic Optionality

As of September 30, 2015

Cash & Cash Equivalents $88 million

Total Debt $1,498 million

Shareholders Equity $2,398 million

Net Debt / Net Capitalization 37%

Total Debt / Capitalization 38%

~$700 million of available liquidity as of 9/30/15, including $600 million of unused capacity under the company’s revolving credit facility.

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Debt Maturities and Covenants as of 9/30/15

Maturities Limited for Several Years

$800

Debt Covenants:

1) Debt/Total Capitalization Ratio of not greater than 55%

2) EBITDA/Interest coverage of not less than 3.0X

illions) $600

m

$

(in $400

rity

Matu

$200

Debt

$0

2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028

Fiscal Year

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Returning Capital to Shareholders

Consistent Dividends and Opportunistic Share Repurchases

(in millions) Dividends Share Repurchases

$400

$350

$300

~10% Current Dividend Yield

$250

$200

$150

$100

$50

$0

2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

Fiscal Years

During this 16-year period, $659 million of dividends were paid and $757 million of total stock repurchases were made.

Capital One Securities 10th Annual Energy Conference

Tidewater’s Strategy

Continue to improve upon stellar safety and compliance programs

Stay close to our customers

Monitor industry developments to adjust our playbook accordingly

- Continue pro-active cost reduction initiatives

- Maintain/protect liquidity

Maintain solid balance sheet and financial flexibility to deal with industry uncertainties and seize opportunities when presented

Return capital to shareholders as operating outlook improves

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NEW ORLEANS, LOUISIANA Worldwide Headquarters Tidewater Inc.

Pan American Life Center 601 Poydras Street, Suite 1500 New Orleans, Louisiana 70130 P: +1 504 568 1010

HOUSTON, TEXAS Tidewater Marine, L.L.C.

6002 Rogerdale Road Suite 600 Houston, Texas 77072-1655 P: +1 713 470 5300

Capital One Securities 10th Annual Energy Conference

The Worldwide OSV Fleet

(Includes AHTS and PSVs only) Estimated as of November 2015

As of November 2015, there are approximately 370 additional AHTS and PSV’s (~11% of the global fleet) under construction. Some number of these, we believe, will not be completed and delivered.

300

250 Vessels > 25 years old today

Built 200

Vessels PSV) 150

&

of(AHTS 100

Number 50

0

1965 1970 1975 1980 1985 1990 1995 2000 2005 2010

Global fleet is estimated at ~3,394 vessels, including ~650 vessels that are 25+ yrs old (19%).

Source: IHS-Petrodata and Tidewater

Capital One Securities 10th Annual Energy Conference

Vessel Population by Owner

(AHTS and PSVs only) Estimated as of November 2015

400

300

220

197

200 153

77 69

100 62

5

0

Avg.

Tidewater Competitor #1 Competitor #2 Competitor #3 Competitor #4 Competitor # 5 All Others (~2,616 total vessels for

400+ owners)

Source: IHS-Petrodata and Tidewater

Capital One Securities 10th Annual Energy Conference

Fleet Renewal & Expansion Largely Funded by CFFO

CAPX Dividend Share Repurchase

$700 $ in millions

$600

$500 CFFO

$400

$300

$200

$100

$0

2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

Fiscal Year

Over a 16-year period, Tidewater has invested ~$5.5 billion in CapEx, and paid out ~$1.4 billion through dividends and share repurchases. Over the same period, CFFO and proceeds from dispositions were ~$4.3 billion and ~$930 million, respectively.

Capital One Securities 10th Annual Energy Conference

History of Solid Earnings and Returns on a Through-Cycle Basis


Adjusted EPS**
Adjusted EPS **
$8.00
$6.00
$4.00
$2.00
$0.00
$1.03
$1.78
$3.33
$5.94
$6.39
$7.89
$5.20
$2.40
$2.13
$3.03
$3.69
$3.33
Fiscal 2004
Fiscal 2005
Fiscal 2006
Fiscal 2007
Fiscal 2008
Fiscal 2009
Fiscal 2010
Fiscal 2011
Fiscal 2012
Fiscal 2013
Fiscal 2014
Fiscal 2015
Adjusted Return On Avg. Equity
4.3%
7.2%
12.4%
18.9%
18.3%
19.5%
11.4%
5.0%
4.3%
5.9%
7.0%
6.3%

** EPS in Fiscal 2004 is exclusive of the $.30 per share after tax impairment charge. EPS in Fiscal 2006 is exclusive of the $.74 per share after tax gain from the sale of six KMAR vessels. EPS in Fiscal 2007 is exclusive of $.37 per share of after tax gains from the sale of 14 offshore tugs. EPS in Fiscal 2010 is exclusive of $.66 per share Venezuelan provision, a $.70 per share tax benefit related to favorable resolution of tax litigation and a $0.22 per share charge for the proposed settlement with the SEC of the company's FCPA matter. EPS in Fiscal 2011 is exclusive of total $0.21 per share charges for settlements with DOJ and Government of Nigeria for FCPA matters, a $0.08 per share charge related to participation in a multi-company U.K.-based pension plan and a $0.06 per share impairment charge related to certain vessels. EPS in Fiscal 2012 is exclusive of $0.43 per share goodwill impairment charge. EPS in Fiscal 2014 is exclusive of $0.87 per share goodwill impairment charge. EPS in Fiscal 2015 is exclusive of $4.67 per share of goodwill and other assets impairment charges.

TIDEWATER
Capital One Securities 10th Annual Energy Conference
20

A New Fleet that Services All Water Depths

(Excludes stacked vessels – as of 9/30/15)

MENA New Avg. Traditional

Americas New Avg. Traditional Vessels NBV Vessels

Vessels NBV Vessels Deepwater 13 $16.8M 0

Deepwater 37 21.3M 0 Towing Supply 27 $11.4M 0

Towing Supply 18 $10.3M 2 Other 0 0 2

Other 5 $2.5M 3 40 2

60 5

SSAE New Avg. Traditional

Vessels NBV Vessels

Deepwater 27 $27.6M 0

Towing Supply 33 $12.8M 0

Other 30 $1.5M 4

90 4 Asia/Pac New Avg. Traditional

Vessels NBV Vessels

Deepwater 7 $26.4M 0

Towing Supply 14 $10.4M 0

Other 0 0 0

21 0

Vessel count info is as of 9/30/15, and includes leased vessels. Avg NBV excludes the impact of leased vessels which have no NBV. Average NBV of the 11 Traditional vessels is ~$743,000 each at 9/30/15.

Capital One Securities 10th Annual Energy Conference

Active Vessel Dayrates & Utilization by Segment

Americas Asia/Pac MENA Sub Sah Africa/Eur.

$26,000

ate $22,000

Dayr $18,000

. $14,000

vg

A $10,000

$6,000

3/12 9/12 3/13 9/13 3/14 9/14 3/15 9/15

100%

90%

ilization 80%

Ut

.

Avg 70%

60%

3/12 9/12 3/13 9/13 3/14 9/14 3/15 9/15

Utilization stats exclude stacked vessels.

Capital One Securities 10th Annual Energy Conference

New Vessel Trends by Vessel Type

Deepwater PSVs

Average Day Rate, Adjusted Average Day Rate, and Average Fleet Size

$60,000 300

Q2 Fiscal 2016

Avg Day Rate: $23,864

Utilization: 64.0%

$50,000 250

$40,000 200

$30,000 150

$20,000 86 89 100

73 75 76 76 77 80 81

66 69

49 51 54 55 57 62

$10,000 38 40 43 44 45 47 50

22 23 24 25 25 25 25 28 29 32 34

$0 -

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2

FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15 FY16

Average Fleet Size Average Day Rate Utilization-Adjusted Average Day Rate

$125 million, or 47%, of Vessel Revenue in Q2 Fiscal 2016

Capital One Securities 10th Annual Energy Conference

New Vessel Trends by Vessel Type

Deepwater AHTS

Average Day Rate, Adjusted Average Day Rate, and Average Fleet Size

$60,000 300

Q2 Fiscal 2016

Avg Day Rate: $29,506

Utilization: 65.0%

$50,000 250

$40,000 200

$30,000 150

$20,000 100

$10,000 50

5 5 5 5 5 5 5 5 6 8 9 9 11 11 11 11 11 11 11 11 11 11 11 11 11 11 12 12 12 12 12 12 12 12

$0 -

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2

FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15 FY16

Average Fleet Size Average Day Rate Utilization-Adjusted Average Day Rate

$21 million, or 8%, of Vessel Revenue in Q2 Fiscal 2016

Capital One Securities 10th Annual Energy Conference

New Vessel Trends by Vessel Type

Towing Supply/Supply Vessels

Average Day Rate, Adjusted Average Day Rate, and Average Fleet Size

$25,000 250

Q2 Fiscal 2016

Avg Day Rate: $13,735

Utilization: 72.1%

$20,000 200

$15,000 150

101 102 103 104 105 105 105 105

$10,000 93 100

81 85

68

57 61

47 51

$5,000 39 43 50

$0 -

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2

FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15 FY16

Average Fleet Size Average Day Rate Utilization-Adjusted Average Day Rate

$96 million, or 36%, of Vessel Revenue in Q2 Fiscal 2016

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Vessel Revenue and Vessel Operating Margin

Fiscal 2008-2016

Prior peak period (FY2009)

averaged quarterly revenue of

$339M, quarterly operating

$500 margin of $175.6M at 51.8%

56.4%

53.0%

46.7% 47.7% 50.0% 46.3% 45.6%

$400 45.0% 44.1% 43.1%

41.0% 40.8% 39.9%

38.0% 36.9%

$300 $300 million

Millions $200

$150 million

$100

$-

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2

FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15 FY16

Vessel Revenue ($) Vessel Operating Margin ($) Vessel Operating Margin (%)

Note: Vessel operating margin is defined as vessel revenue less vessel operating expenses

Capital One Securities 10th Annual Energy Conference

Historical Vessel Cash Operating Margins

Vessel Cash Operating Margin ($) Vessel Cash Operating Margin (%)

$200 70%

$175 60%

$150 50%

$125

40%

$100

30%

$75

$50 20%

$25 10%

$0 0%

Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2 Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2

FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY14 FY15 FY16 FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY14 FY15 FY16

New Traditional Total New

$106 million Vessel Margin in Q2 Q2 FY2016 Vessel Margin: 40%

FY2016 (98% from New Vessels)

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Tidewater’s Subsea Business

Eight work-class ROVs in current fleet Commercial operations underway globally ROV capabilities generating potential for OSV pull through

Capital One Securities 10th Annual Energy Conference